UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
AUGUST 10, 2004

TEXAS REGIONAL BANCSHARES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	000-14517	74-2294235
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

P.O. BOX 5910
3900 NORTH 10TH STREET, 11TH FLOOR
MCALLEN, TX 78502-5910
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(956) 631-5400
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

On August 10, 2004, Texas Regional Bancshares, Inc. (“Texas Regional”) issued a press release announcing that its Board of Directors declared a three-for-two stock split to be effected as a 50 percent stock dividend (one new share for each two shares held) to be distributed on August 30, 2004 to common shareholders of record on August 23, 2004.  The press release, is attached hereto and filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	Press release of Texas Regional Bancshares, Inc. dated August 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

August 10, 2004	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release of Texas Regional Bancshares, Inc. dated August 10, 2004.